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                                                                    EXHIBIT 10.2

                                OMNIBUS AMENDMENT

                           DATED AS OF MARCH 26, 2004

                                  BY AND AMONG

                         USS RECEIVABLES COMPANY, LTD.,

                    UNITED STATIONERS FINANCIAL SERVICES LLC,

                          UNITED STATIONERS SUPPLY CO.,

                    FALCON ASSET SECURITIZATION CORPORATION,

                         PNC BANK, NATIONAL ASSOCIATION,

                       MARKET STREET FUNDING CORPORATION,

                       BANK ONE, NA (MAIN OFFICE CHICAGO)

                                       and

                         JPMORGAN CHASE BANK, as Trustee

                   AMENDMENT NO. 1 TO SERIES 2003-1 SUPPLEMENT
                 AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
                            SERIES 2000-2 SUPPLEMENT
                 AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
                               SERVICING AGREEMENT
                 AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
                           RECEIVABLES SALE AGREEMENT
                     AMENDMENT NO. 1 TO AMENDED AND RESTATED
                         USFS RECEIVABLES SALE AGREEMENT

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                              OMNIBUS AMENDMENT

          This OMNIBUS AMENDMENT (this "OMNIBUS AMENDMENT") is entered into as of March 26, 2004 by and among USS Receivables Company, Ltd., a Cayman Islands limited liability company ("USSR"), United Stationers Financial Services LLC, an Illinois limited liability company ("USFS"), United Stationers Supply Co., an Illinois corporation ("USSC"), Falcon Asset Securitization Corporation, a Delaware corporation ("FALCON"), PNC Bank, National Association, as Administrator under and as defined in the Series 2000-2 Supplement referred to below ("PNC"), Market Street Funding Corporation ("MARKET STREET"), Bank One, NA (Main Office Chicago), as the Funding Agent and the sole APA Bank under and as defined in the Series 2003-1 Supplement referred to below ("BANK ONE" or the "FUNDING AGENT") and JPMorgan Chase Bank, as Trustee.

                                    RECITALS

          WHEREAS, USSR, USFS, as Servicer (the "SERVICER"), and JPMorgan Chase Bank, as Trustee (as successor in interest to Bank One) (the "TRUSTEE"), are parties to that certain Second Amended and Restated Pooling Agreement, dated as of March 28, 2003 (the "POOLING AGREEMENT");

          WHEREAS, USSR, the Servicer, Falcon, Bank One and the Trustee are parties to that certain Series 2003-1 Supplement, dated as of March 28, 2003, to the Pooling Agreement (the "SERIES 2003-1 SUPPLEMENT");

          WHEREAS, USSR, the Servicer, PNC, Market Street and the Trustee, are parties to that certain Second Amended and Restated Series 2000-2 Supplement, dated as of March 28, 2003, to the Pooling Agreement (the "SERIES 2000-2 SUPPLEMENT");

          WHEREAS, USSR, the Servicer, USSC, as Support Provider (USSC, together with USSR and USFS, the "USS COMPANIES"), and the Trustee are parties to that certain Second Amended and Restated Servicing Agreement, dated as of March 28, 2003 (the "SERVICING AGREEMENT");

          WHEREAS, USSC, USFS and the Servicer are parties to that certain Second Amended and Restated Receivables Sale Agreement, dated as of March 28, 2003 (the "SALE AGREEMENT");


                                        2
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          WHEREAS, USFS, USSR and the Servicer are parties to that certain
Amended and Restated USFS Receivables Sale Agreement, dated as of March 28, 2003 (the "USFS SALE AGREEMENT"); and

          WHEREAS, each of the parties hereto now desires to amend the Series 2003-1 Supplement, the Series 2000-2 Supplement, the Servicing Agreement, the Sale Agreement and the USFS Sale Agreement (collectively, the "AMENDED DOCUMENTS"), in each case, subject to the terms and conditions hereof.

                                    AGREEMENT

          NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          Section 1. DEFINITIONS USED HEREIN. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in the Pooling Agreement or, if not defined therein, the Series 2003-1 Supplement or Series 2000-2 Supplement, as applicable.

          Section 2.     PROVISIONS RELATING TO SERIES 2003-1 SUPPLEMENT.

                  (a) REDUCTION OF SERIES 2003-1 COMMITMENT. (i) The parties hereto hereby acknowledge that pursuant to Section 2.8 of the Series 2003-1 Supplement, USSR, on behalf of the Trust, has provided written notice of a Commitment Reduction in the amount of $25,500,000. Subject to the satisfaction of the conditions set forth in SECTION 7 hereof and the consummation of the transactions described in this SECTION 2, the Commitment of Bank One, as sole APA Bank under and as defined in the Series 2003-1 Supplement, shall be reduced as of the date hereof by $25,500,000. To the extent that any reduction of the Series 2003-1 Invested Amount is required in connection with such Commitment Reduction (an "INVESTED AMOUNT REDUCTION"), USSR and the Servicer shall, on or prior to March 29, 2004, effect such Invested Amount Reduction in accordance with Section 2.7(a) of the Series 2003-1 Supplement (including, without limitation, the requirement that such reduction be made with funds on deposit in the Series 2003-1 Collection Subaccount, but excluding any notice requirement), and simultaneously with any such Invested Amount Reduction, the Series 2003-1 Subordinated Interest Amount shall be reduced by the Series 2003-1 Subordinated Interest Reduction Amount pursuant to and in accordance with the terms of
Section 2.7(b) of the Series 2003-1 Supplement.

                                        3
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                         (ii)   The parties hereto hereby further acknowledge
          that pursuant to a certain Series 2004-1 Supplement to the Pooling Agreement entered into as of even date herewith among USSR, the Servicer, the Trustee and Fifth Third Bank ("FIFTH THIRD") (the "2004-1 SUPPLEMENT"), Fifth Third has on the date hereof purchased a Certificate in an amount equal to $25,000,000 (the "PURCHASE") and that a portion of the proceeds of such Purchase (the "PURCHASE PROCEEDS") may be deposited first in the Collection Account and then allocated by the Servicer to the Series 2003-1 Collection Subaccount and applied to any Invested Amount Reduction contemplated by clause
          (i) above. The application of the Purchase Proceeds and any other amounts on deposit in the Series 2003-1 Collection Subaccount to such Invested Amount Reduction shall be made in the manner specified by
          Section 3A.6 of the Series 2003-1 Supplement notwithstanding the fact that the date on which such Invested Amount Reduction shall occur is not a Distribution Date. The parties hereto hereby waive the requirements of Sections 2.3(d) and 2.3(g) of the Servicing Agreement solely to the extent necessary to permit the deposit of Purchase Proceeds to the Series 2003-1 Collection Subaccount.

                  (b) AMENDMENTS TO THE SERIES 2003-1 SUPPLEMENT. Immediately upon the satisfaction of each of the conditions precedent set forth in SECTION 7 of this Omnibus Amendment, the Series 2003-1 Supplement is hereby amended as follows, effective as of the date first written above:

                         (i) Section 1.1 of the Series 2003-1 Supplement is hereby amended by amending and restating the definitions of "Commitment Expiry Date", "Maximum Commitment Amount", "Maximum Invested Amount" and "Series 2003-1 Ratio" in their entirety to read as follows:

                  "COMMITMENT EXPIRY DATE" SHALL MEAN MARCH 25, 2005 (AS MAY BE EXTENDED FOR AN ADDITIONAL PERIOD OF TIME UP TO 364 DAYS FROM TIME TO TIME IN WRITING BY INITIAL PURCHASER, THE FUNDING AGENT AND THE APA BANKS).

                  "MAXIMUM COMMITMENT AMOUNT" SHALL MEAN $127,500,000.

                  "MAXIMUM INVESTED AMOUNT" SHALL MEAN $125,000,000.

                                        4
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                  "SERIES 2003-1 RATIO" SHALL MEAN, AS OF ANY SETTLEMENT REPORT
          DATE AND CONTINUING UNTIL (BUT NOT INCLUDING) THE NEXT SETTLEMENT REPORT DATE, THE SUM OF THE LOSS PERCENTAGE, THE DILUTION PERCENTAGE, THE SERVICING AND DISCOUNT RESERVE RATIO, IN EACH CASE, THEN IN EFFECT.

                         (ii) Section 5.1(o) of the Series 2003-1 Supplement is hereby amended and restated in its entirety to read as follows:

                  (o) AS AT THE END OF ANY ACCRUAL PERIOD, THE AVERAGE DELINQUENCY RATIO FOR THE THREE PRECEDING ACCRUAL PERIODS (INCLUDING SUCH ACCRUAL PERIOD THEN ENDED) SHALL EXCEED 5.10%.

                         (iii) Schedule 1 to the Series 2003-1 Supplement is hereby deleted in its entirety and replaced with ANNEX A hereto.

                         (iv) Schedule 2 to the Series 2003-1 Supplement is hereby deleted in its entirety and replaced with ANNEX B hereto.

          Section 3. AMENDMENT TO THE SERIES 2000-2 SUPPLEMENT. Immediately upon the satisfaction of each of the conditions precedent set forth in SECTION 7 of this Omnibus Amendment, the Series 2000-2 Supplement is hereby amended as follows, effective as of the date first written above:

                  (a) Section 1.1 of the Series 2000-2 Supplement is hereby amended by deleting the defined terms "Credit Agreement" and "Series 2000-2 Purchaser Funded Amount" appearing therein in their entirety.

                  (b) Section 1.1 of the Series 2000-2 Supplement is hereby amended by deleting the clause "the sum of (i) the Applicable Margin for a Floating Tranche and (ii)" where it appears in the definition of "Base Rate" in its entirety.

                  (c) Section 1.1 of the Series 2000-2 Supplement is hereby amended by amending and restating the definitions of "Commitment Expiry Date", "Series 2000-2 Funded Amount" and "Series 2000-2 Ratio" in their entirety to read as follows:

                  "COMMITMENT EXPIRY DATE" SHALL MEAN MARCH 25, 2005 (AS MAY BE EXTENDED FOR AN ADDITIONAL 364 DAYS FROM TIME TO TIME

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          IN WRITING BY THE COMMITTED PURCHASER AND THE ADMINISTRATOR (IN THEIR
          SOLE DISCRETION)).

                  "SERIES 2000-2 FUNDED AMOUNT" SHALL MEAN, AS OF ANY DATE OF DETERMINATION, THE SERIES 2000-2 PURCHASER INVESTED AMOUNT OF THE COMMITTED PURCHASER ON SUCH DATE.

                  "SERIES 2000-2 RATIO" SHALL MEAN, AS OF ANY SETTLEMENT REPORT DATE AND CONTINUING UNTIL (BUT NOT INCLUDING) THE NEXT SETTLEMENT REPORT DATE, THE SUM OF THE LOSS PERCENTAGE, THE DILUTION PERCENTAGE, THE SERVICING AND DISCOUNT RESERVE RATIO, IN EACH CASE, THEN IN EFFECT.

                  (d) Section 2.3(b) of the Series 2000-2 Supplement is hereby amended by deleting the reference to "Series 2000-2 Purchaser Funded Amount" where it appears therein and subsitituting "Series 2000-2 Funded Amount" in lieu thereof.

                  (e) Schedule 2 to the Series 2000-2 Supplement is hereby deleted in its entirety and replaced with ANNEX B hereto.

          Section 4. AMENDMENT TO THE SERVICING AGREEMENT. Immediately upon the satisfaction of each of the conditions precedent set forth in SECTION 7 of this Omnibus Amendment, the Servicing Agreement is hereby amended, effective as of the date first written above, by deleting Section 4.4 thereof in its entirety and replacing it with "[Intentionally Omitted]."

          Section 5. AMENDMENT TO THE SALE AGREEMENT. Immediately upon the satisfaction of each of the conditions precedent set forth in SECTION 7 of this Omnibus Amendment, the Sale Agreement is hereby amended, effective as of the date first written above, by deleting Schedule III to the Sale Agreement in its entirety and replacing it with ANNEX C hereto.

          Section 6. AMENDMENT TO USFS SALE AGREEMENT. Immediately upon the satisfaction of each of the conditions precedent set forth in SECTION 7 of this Omnibus Amendment, the USFS Sale Agreement is hereby amended, effective as of the date first written above, by deleting the reference to "Schedule III" where it appears therein and substituting the following clause in lieu thereof:
"Schedule III to the USSC Receivables Sale Agreement".

                                        6
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          Section 7.     CONDITIONS TO EFFECTIVENESS OF THIS OMNIBUS AMENDMENT.
The effectiveness of this Omnibus Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) OMNIBUS AMENDMENT. The Trustee shall have received, on or before the date hereof, executed counterparts of this Omnibus Amendment, duly executed by each of the parties hereto.

                  (b) REPRESENTATIONS AND WARRANTIES. As of the date hereof, both before and after giving effect to this Omnibus Amendment, all of the representations and warranties of the USS Companies contained in each Amended Document, as amended hereby and in each other Transaction Document (other than those that speak expressly only as of a different date) shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of the USS Companies shall be deemed to have represented and warranted such).

                  (c) NO EARLY AMORTIZATION EVENT. As of the date hereof, both before and after giving effect to this Omnibus Amendment, no Early Amortization Event shall have occurred and be continuing (and by its execution hereof, each of the USS Companies shall be deemed to have represented and warranted such).

                  (d) PAYMENT OF FEES. USSR shall have paid all costs, fees and expenses due and owing pursuant to that certain Fee Letter, dated as of March 28, 2003, among USSR, the Funding Agent and Falcon, including, without limitation, the Agency Fee (as defined therein) payable to the Funding Agent pursuant to Section 1(c) thereof.

                  (e) AMENDED AND RESTATED FEE LETTER. The Funding Agent and Falcon shall have received, on or before the date hereof, executed counterparts of an amended and restated Fee Letter, dated the date hereof, among USSR, the Funding Agent and Falcon, in form and substance satisfactory to the Funding Agent and Falcon, duly executed by each of the parties thereto.

                  (f) 2004-1 SUPPLEMENT AND CERTIFICATE, SERIES 2004-1. The Trustee shall have received, on or before the date hereof, executed counterparts of the 2004-1 Supplement, in form and substance satisfactory to the Trustee, duly executed by each of the parties thereto. Fifth Third shall have received, on or before the date hereof, a Certificate, Series 2004-1, in the original principal amount of $25,000,000 issued in favor of Fifth Third and duly executed and delivered by USSR and duly authenticated by the Trustee.

                                        7
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                  (g)    OPINION RELIANCE LETTERS. Fifth Third shall have
received, on or before the date hereof, letters addressed to Fifth Third, as Administrator and as Committed Purchaser under and as defined in the 2004-1 Supplement, from each of Weil, Gotshal & Manges LLP, Jenner & Block and Maples and Calder, each a special legal counsel to USSR and certain of its affiliates (collectively, the "COUNSELS"), in each case, allowing Fifth Third to rely on the opinions provided by the Counsels on March 28, 2003 with respect to the Transaction Documents and the transactions contemplated thereby.

                  (h) PAYMENT OF CERTAIN FEES. The USS Companies shall have reimbursed Bank One for the fees of Skadden, Arps, Slate, Meagher & Flom, LLP, special legal counsel to Bank One, owing on the date hereof of and incurred in connection with the preparation, execution and delivery of this Omnibus Amendment and the other Transaction Documents.

          Section 8. TRUSTEE'S WAIVER OF NOTICE OF SERIES 2004-1 SUPPLEMENT. The parties hereto acknowledge that the issuance of the 2004-1 Supplement and the related Certificate to Fifth Third is being made pursuant to and in accordance with Section 5.10 of the Pooling Agreement, provided that the Trustee hereby waives the following requirements of Section 5.10 of the Pooling
Agreement: (i) that the Trustee receive at least 30 days prior written notice from USSR of the issuance of the 2004-1 Supplement and the related Certificate,
(ii) that USSR deliver to the Trustee a Tax Opinion addressed to the Trustee and the Trust and (iii) that USSR deliver to the Trustee a General Opinion addressed to the Trustee and the Trust.

          Section 9.     MISCELLANEOUS.

                  (a) EFFECT; RATIFICATION. The amendments and waivers set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of any Amended Document or of any other instrument or agreement referred to therein; or (ii) prejudice any right or remedy which any of the Trustee, the Funding Agent, Falcon, PNC or Market Street may now have or may have in the future under or in connection with any Amended Document, as amended hereby or any other instrument or agreement referred to therein. Each reference in the Series 2003-1 Supplement to "this Supplement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Series 2003-1 Supplement" shall mean the Series 2003-1 Supplement as amended hereby. Each reference in the Series 2000-2 Supplement to "this Supplement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Series 2000-2 Supplement" shall mean the Series 2000-2 Supplement as amended hereby. Each reference in the Servicing Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "Servicing Agreement" shall mean the Servicing Agreement as amended hereby. Each

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reference in the Sale Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "USSC Receivables Sale Agreement" shall mean the Sale Agreement as amended hereby. Each reference in the USFS Sale Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the "USFS Receivables Sale Agreement" shall mean the USFS Sale Agreement as amended hereby. This Omnibus Amendment shall be construed in connection with and as part of each Amended Document, as amended hereby, respectively, and all terms, conditions, representations, warranties, covenants and agreements set forth in each such agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                  (b) TRANSACTION DOCUMENTS. This Omnibus Amendment is a Transaction Document executed pursuant to the Amended Documents and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                  (c) COSTS, FEES AND EXPENSES. The USS Companies agree to reimburse each of the Trustee, the Funding Agent, Falcon, PNC and Market Street on demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to each of the Trustee, the Funding Agent, Falcon, PNC and Market Street) incurred in connection with the preparation, execution and delivery of this Omnibus Amendment.

                  (d) AUTHORIZATION TO FILE FINANCING STATEMENT AMENDMENTS. Each of the parties hereto hereby authorize Bank One and/or JPMorgan Chase Bank to file any financing statements or amendments relating to the financing statements currently filed in connection with the Pooling Agreement and the other Transaction Documents (including, without limitation, any financing statements "in lieu" of continuation statements, terminations, continuations, assignments or other amendments) necessary to reflect JPMorgan Chase Bank as Trustee and to otherwise reflect the Trustee's interest in the Trust Assets, including those transferred to USSR.

                  (e) COUNTERPARTS. This Omnibus Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

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                  (f)    SEVERABILITY. If any one or more of the covenants,
agreements, provisions or terms of this Omnibus Amendment shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Omnibus Amendment and shall in no way affect the validity or enforceability of the other provisions of this Omnibus Amendment.

                  (g) GOVERNING LAW. THIS OMNIBUS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                            [SIGNATURE PAGES FOLLOW]

                                       10
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          IN WITNESS WHEREOF, the parties hereto have caused this Omnibus
Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                     USS RECEIVABLES COMPANY, LTD.


                                     By: /s/ Brian S. Cooper
                                        ---------------------------------
                                     Name:    BRIAN S. COOPER
                                     Title:   TREASURER


                                     UNITED STATIONERS FINANCIAL
                                     SERVICES LLC, individually and as Servicer


                                     By: /s/ Brian S. Cooper
                                        ---------------------------------
                                     Name:    BRIAN S. COOPER
                                     Title:   TREASURER


                                     UNITED STATIONERS SUPPLY CO.,
                                     individually and as Support Provider


                                     By: /s/ Brian S. Cooper
                                        ---------------------------------
                                     Name:    BRIAN S. COOPER
                                     Title:   TREASURER

                                     BANK ONE, NA (MAIN OFFICE CHICAGO),
                                     individually as an APA Bank and as
                                     Funding Agent under and as defined
                                     in the Series 2003-1 Supplement

                                     By: /s/ Ronald J. Atkins
                                        ---------------------------------
                                     Name:   RONALD J. ATKINS
                                     Title:  Director, Capital Markets


                                     FALCON ASSET SECURITIZATION
                                     CORPORATION, as Initial Purchaser under
                                     and as defined in the Series 2003-1
                                     Supplement


                                     By: /s/ Ronald J. Atkins
                                        ---------------------------------
                                     Name:   RONALD J. ATKINS
                                     Title:  Authorized Signor

                                     PNC BANK, NATIONAL ASSOCIATION,
                                     as Administrator under and as defined in the Series 2000-2 Supplement


                                     By: /s/ John T. Smathers
                                        ---------------------------------
                                     Name:   John T. Smathers
                                     Title:  Vice President


                                     MARKET STREET FUNDING
                                     CORPORATION, as Committed Purchaser
                                     under and as defined in the Series 2000-2
                                     Supplement


                                     By: /s/ Evelyn Echevarria
                                        ---------------------------------
                                     Name:   Evelyn Echevarria
                                     Title:  Vice President


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                                     JPMORGAN CHASE BANK, not in its
                                     individual capacity but solely as Trustee


                                     By:  /s/ Mark J. Fyre
                                        ---------------------------------
                                     Name:    Mark J. Fyre
                                     Title:   Attorney-In-Fact

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                                                                         ANNEX A

                                   Schedule 1

                               LIST OF COMMITMENTS

Name of APA Bank                        Commitment
----------------                        ----------
Bank One, NA (Main Office Chicago)     $ 127,500,000

                                  Schedule 1-1

                                                                         ANNEX B

                                   Schedule 2

                               LOCKBOX AGREEMENTS

                                    PNC BANK

Lockbox Number 821724               Philadelphia, Pennsylvania

Lockbox Number 910284               Pasadena, California

Lockbox Number 771708               Chicago, Illinois

Lockbox Number 676502               Dallas, Texas

Lockbox Account Number 2149466

                                     US BANK

Lockbox Number 952418               St. Louis, Missouri

Lockbox Account Number 152302004717

                                  Schedule 2-1
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                                                                         ANNEX C

                                  SCHEDULE III

                               Lockbox Processors:

                                    PNC BANK

Lockbox Number 821724               Philadelphia, Pennsylvania

Lockbox Number 910284               Pasadena, California

Lockbox Number 771708               Chicago, Illinois

Lockbox Number 676502               Dallas, Texas

Lockbox Account Number 2149466


                                     US BANK

Lockbox Number 952418               St. Louis, Missouri

Lockbox Account Number 152302004717